UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange
AMC Preferred Equity Units, each constituting a depositary share representing a 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

AMC Entertainment Holdings, Inc. (the “Company”, or “AMC”) filed a Current Report on Form 8-K on February 7, 2023 to disclose the consummation of the previously announced forward purchase agreement (the “Forward Purchase Agreement”), dated as of December 22, 2022 by and between the Company and Antara Capital LP (the “Investor”). This Amendment No. 1 on Form 8-K/A is being filed solely to clarify the description and provide supplemental information with respect to the lock-up waiver, including:

•	The amount of APEs that the Company is permitted to sell under the lock-up restrictions under the Forward Purchase Agreement. Originally, the Company could sell a maximum of $40 million worth of APEs, which were previously sold. Under the waiver, the Company has an option to sell an additional $100 million worth of APEs during the lock-up period. The Company would not expect any of these sales to occur prior to the release of its annual 2022 results and only in such a manner as anticipated to have a positive impact on long-term shareholder value.

•	The waiver likewise gives the Investor an option to sell up to 26 million of the APEs that were previously subject to the lockup restriction. This represents approximately 10% of the Investors interest in APE units.

This Amendment No. 1 also provides supplemental information with respect to the timing of definitive proxy information relating to the special stockholder meeting.

Item 1.01 Entry into a Material Definitive Agreement

Forward Purchase Agreement

On February 7, 2023 (the “Closing Date”), AMC Entertainment Holdings, Inc. (the “Company”, or “AMC”), in connection with the consummation of its previously announced forward purchase agreement (the “Forward Purchase Agreement”), dated as of December 22, 2022 by and between the Company and Antara Capital LP (the “Investor”), issued to the Investor 106,595,106 AMC Preferred Equity Units (“APEs”) for an aggregate purchase price of $75.1 million (the “Forward Purchase APEs”) and (ii) simultaneously purchased from the Investor, on a private basis, $100 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026 (the “Exchange Notes”) in exchange for 91,026,191 APEs (together with the Forward Purchase APEs, the “Private Placement APEs”) and cash equal to the accrued and unpaid interest on the Exchange Notes. The Company intends to use the net proceeds from the sale of the Private Placement APEs primarily to further deleverage and/or bolster liquidity.

On February 9, 2023, the Company and the Investor agreed to a mutual waiver of the lock-up restrictions in the Forward Purchase Agreement restricting the sale, transfer or other disposition of APEs. In accordance with the mutual waiver, the lock-up restrictions will not apply to (i) sales of APEs by the Investor in an amount not to exceed an aggregate of 26 million APEs, and (ii) allow additional sales of APEs by the Company in an amount not to exceed $100 million.

The above waivers are from lock-up restrictions that otherwise apply until the earlier of the announced special stockholder meeting and April 6, 2023. The Company previously sold APEs in an amount of $40 million as permitted by the lock-up restrictions pursuant to its at-the-market program. AMC would not in any event expect any further sales of APEs prior to its release of annual 2022 results and only in such a manner as expected to positively impact long-term shareholder value.

The Company expects to file on February 14, 2023 and commence mailing of a definitive proxy statement relating to the announced special stockholder meeting, which is currently scheduled to be held on March 14, 2023. The record date for the meeting is February 8, 2023.

The Company also agreed that prior to March 31, 2023, it will not issue or exchange, without the Investor’s prior written consent, any Class A common stock in return for cancellation of the Company’s outstanding indebtedness.

Debt Repurchases

In addition to the Exchange Notes purchased on February 7, 2023 pursuant to the Forward Purchase Agreement, the Company has repurchased $85.2 million aggregate principal amount of its outstanding debt since December 19, 2022, at an average discount of approximately 49%, including additional repurchases from the Investor of $56.9 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026 and $4.1 million aggregate principal amount of the Company’s 5.875% Senior Subordinated Notes due 2026.

As a result of these debt repurchases and the purchase of the Exchange Notes, total debt repurchased since the beginning of 2022, including the previously announced Odeon debt refinancing reported on October 20, 2022, now stands at $365 million.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated herein by reference. The issuance of the Private Placement APEs was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

For additional information regarding the APEs, including the convertibility features thereof, see the Company’s Form 8-A filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2022.

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Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the Company’s special meeting, currently set to be held on March 14, 2023 (the “AMC Special Meeting”), to vote on amendments to the Company’s Certificate of Incorporation that, together, if approved will enable all outstanding APEs to convert into shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”) as a result of an increase the number of authorized shares of Common Stock and a 10-for-1 reverse split of the Common Stock. This filing does not constitute a solicitation of any vote or approval of the proposals to be voted on at the AMC Special Meeting. In connection with the AMC Special Meeting, the Company has filed with the SEC and plans to mail or otherwise provide to its stockholders a proxy statement regarding the business to be conducted at the AMC Special Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the AMC Special Meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO (WHEN AVAILABLE) IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE AMC SPECIAL MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE AMC SPECIAL MEETING BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE AMC SPECIAL MEETING.

Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at http://investor.amctheatres.com copies of materials it files with, or furnishes to, the SEC.

Participants in Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Special Meeting. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the definitive proxy statement to be filed in connection with the Special Meeting, which, when available, may be obtained free of charge from the sources indicated above. Information relating to the foregoing can also be found in AMC’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 29, 2022. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

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Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding the conditions to the closing of the Forward Purchase Agreement, the impact of COVID-19, future attendance and box office levels, our liquidity, and the potential conversion of our APEs into shares of Common Stock. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the risk that required approvals from AMC’s stockholders are not obtained at the AMC Special Meeting; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the potential impact of AMC’s existing or potential lease defaults; the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general; the seasonality of AMC’s revenue and working capital; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its borrowing capacity and its ability to meet its financial maintenance and other covenants; motion picture production and performance; AMC’s lack of control over distributors of films; intense competition in the geographic areas in which AMC operates; increased use of alternative film delivery methods or other forms of entertainment; shrinking exclusive theatrical release window; AMC Stubs A-List not meeting anticipated revenue projections; general and international economic, political, regulatory and other risks; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s 2022 Form 10-K and Form 10-Q for the quarter ended September 30, 2022, each as filed with the SEC, and the risks, trends and uncertainties identified in AMC’s other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2023	AMC ENTERTAINMENT HOLDINGS, INC.

	By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer

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